UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2013

Western Alliance Bancorporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	C17075-1995	88-0365922
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One E Washington Street, Suite 1400, Phoenix, Arizona		85004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-389-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 30, 2013, Western Alliance Bank ("WAB"), an Arizona corporation and wholly owned subsidiary of Western Alliance Bancorporation, successfully closed the acquisition of Centennial Bank, a California industrial bank ("Centennial Bank"), pursuant to the previously disclosed Agreement and Plan of Merger, dated January 18, 2013, among WAB, LandAmerica Financial Group, Inc., a Virginia corporation in dissolution ("LFG"), Orange County Bancorp, a California corporation and wholly owned subsidiary of LFG (the "Sole Stockholder"), and Centennial Bank, a wholly owned subsidiary of Sole Stockholder (the "Agreement"). Pursuant to the terms and conditions of the Agreement, WAB paid LFG cash consideration in the amount of $57,500,000, distribution of specified loans and assumption of Centennial Bank’s transactional expenses up to $1,000,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Alliance Bancorporation

May 1, 2013	By:	Dale Gibbons

Name: Dale Gibbons
Title: Chief Financial Officer